EXHIBIT 99.1

GSAA-04-04 - Price/Yield - A2A                               Assumption: Flat Libor, run to 10% cleanup call

Balance                              $102,801,000.00    Delay             0
Coupon                               1.428              Dated             6/28/2004
Settle                               6/28/2004          First Payment     7/25/2004

Price                                            0 CPR             20 CPR             30 CPR            35 CPR             45 CPR
                                           Disc Margin        Disc Margin        Disc Margin       Disc Margin        Disc Margin
                           100.00000                15                 15                 15                15                 15

                                 WAL             14.99               1.99               1.25              1.04               0.76
                            Mod Durn            13.359              1.964              1.244             1.041              0.765
                    Principal Window     Jul04 - Sep28      Jul04 - Jun09      Jul04 - Jun07     Jul04 - Dec06      Jul04 - Apr06
                 Principal Writedown       0.00 (0.00%)       0.00 (0.00%)       0.00 (0.00%)      0.00 (0.00%)       0.00 (0.00%)
   Total Collat Loss (Call Sensitive)      0.00 (0.00%)       0.00 (0.00%)       0.00 (0.00%)      0.00 (0.00%)       0.00 (0.00%)

                           LIBOR_1MO            1.2788             1.2788             1.2788            1.2788             1.2788
                           LIBOR_6MO            1.9188             1.9188             1.9188            1.9188             1.9188
                           LIBOR_1YR               2.5                2.5                2.5               2.5                2.5
                             CMT_1YR            2.2500             2.2500             2.2500            2.2500             2.2500
                 Optional Redemption           Call (Y)           Call (Y)           Call (Y)          Call (Y)           Call (Y)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The securities will not be registered under the Securities Act of 1933 and will be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, Institutional Accredited Investors and non-U.S. Persons under Regulation S of the Securities Act of 1933.